SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): APRIL 3, 2006


                           TOMMY HILFIGER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


  BRITISH VIRGIN ISLANDS            1-11226                      98-0372112
 ----------------------             -------                      ----------
 (State or other             (Commission File Number)         (IRS Employer
  jurisdiction of                                         Identification Number)
  incorporation)

 9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                                KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                   852-2216-0668
               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

         On April 3, 2006, Tommy Hilfiger Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing, among other things, that it has scheduled a special meeting of shareholders for May 9, 2006 to consider and vote on a proposal to approve the previously announced agreement to acquire the Company by funds advised by Apax Partners.


ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS



EXHIBIT NO.                             DESCRIPTION
99.1                Press Release

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         TOMMY HILFIGER CORPORATION


                                         By:  /s/ Quentin Walsh
                                            --------------------------------
                                             Name:  Quentin Walsh
                                             Title: Senior Vice President and
                                                    Corporate Controller

Date:  April 3, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                           DESCRIPTION
99.1                     Press Release